Exhibit 99.2

Strategic Hotels & Resorts, Inc.
Supplemental Financial Information
March 31, 2013

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2013

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2013

CORPORATE INFORMATION
The Company
Strategic Hotels & Resorts, Inc. is an industry-leading owner and asset manager of high-end hotels and resorts. We own interests in or lease a quality portfolio of upper upscale and luxury hotels and resorts in desirable North American and European locations. Our portfolio is currently made up of 18 properties totaling 8,272 rooms. We own interests in or lease unique hotels with complex operations, sophisticated customers and multiple revenue streams. Our properties include large convention hotels, business hotels and resorts, which are managed by internationally recognized hotel management companies.
We believe our asset management expertise is what truly distinguishes us. Asset management is our focus, our core competency, and our competitive advantage. Our business is driven by our team’s depth of knowledge and hands-on expertise in every aspect of the lodging industry. While our focus is to drive top line revenues, we importantly focus on every component of bottom line profitability. We use our experience to make selective, value added acquisitions and recycle capital through thoughtful and planned dispositions. Simply put, we are utilizing our expert management skills in building a great hotel company which we believe will provide attractive returns for our shareholders.
Strategic Hotels & Resorts, Inc. is a real estate investment trust (REIT) and is traded on the New York Stock Exchange under the symbol BEE.
Fiscal Year End:
December 31
Number of Full-Time Equivalent Employees:
38
Corporate Headquarters:
200 West Madison Street, Suite 1700
Chicago, IL 60606
(312) 658-5000
Company Contacts:
Diane M. Morefield
Executive Vice President, Chief Financial Officer
(312) 658-5000
Jonathan P. Stanner
Vice President, Capital Markets and Treasurer
(312) 658-5000

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2013

Board of Directors
Raymond L. Gellein, Jr.
Chairman of the Board, Chief Executive Officer and President
Sheli Z. Rosenberg
Lead Independent Director
Robert P. Bowen
Director and Chairman of the Audit Committee
James A. Jeffs
Director and Chairman of the Compensation Committee
William A. Prezant
Director and Chairman of the Corporate Governance and Nominating Committee
Kenneth Fisher
Director
Richard D. Kincaid
Director
Sir David M.C. Michels
Director
Eugene F. Reilly
Director

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2013

Officers
Raymond L. Gellein, Jr.
Chief Executive Officer and President
Diane M. Morefield
Executive Vice President, Chief Financial Officer (Principal Financial Officer)
Richard J. Moreau
Executive Vice President, Chief Operating Officer
Paula C. Maggio
Executive Vice President, Secretary & General Counsel
Stephen M. Briggs
Senior Vice President, Chief Accounting Officer (Principal Accounting Officer)
John K.T. Barrett
Senior Vice President, Asset Management
Thomas G. Healy
Senior Vice President, Asset Management
David R. Hogin, Jr.
Senior Vice President, Asset Management
Robert T. McAllister
Senior Vice President, Tax
Patricia A. Needham
Senior Vice President, Assistant Secretary
Gregory A. Brenner
Vice President, Controller
Michael A. Dalton
Vice President, Design
Eric D. Hassberger
Vice President, Asset Management
James L. Porter
Vice President, Internal Audit
Jonathan P. Stanner
Vice President, Capital Markets and Treasurer

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2013

Equity Research Coverage

Firm	Analyst	Telephone

Bank of America Merrill Lynch	Andrew Didora	(646) 855-2924

Deutsche Bank North America	Timothy Wengerd	(212) 250-4486

Green Street Advisors	Lukas Hartwich	(949) 640-8780

International Strategy & Investment Group, Inc.	Ian Weissman	(212) 446-9461

JMP Securities	Will Marks	(415) 835-8944

J.P. Morgan Securities	Jonathan Mohraz	(212) 622-1111

MLV & Co	Ryan Meliker	(212) 542-5872

Raymond James & Associates	William Crow	(727) 567-2594

Wells Fargo Securities, LLC	Jeffrey Donnelly	(617) 603-4262
Strategic Hotels & Resorts, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Strategic Hotels & Resorts, Inc.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Strategic Hotels & Resorts, Inc. or its management. Strategic Hotels & Resorts, Inc. does not by its reference here imply its endorsement of, or concurrence with, such information, conclusions or recommendations.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2013

Financial Highlights
Supplemental Financial Data
(in thousands, except per share information)

	March 31, 2013
	Pro Rata Share	Consolidated
Capitalization
Common shares outstanding	204,496	204,496
Operating partnership units outstanding	853	853
Restricted stock units outstanding	1,620	1,620
Value Creation Plan units outstanding under the deferral program	1,301	1,301
Combined shares and units outstanding	208,270	208,270
Common stock price at end of period	$8.35	$8.35
Common equity capitalization	$1,739,055	$1,739,055
Preferred equity capitalization (at $25.00 face value)	289,102	289,102
Consolidated debt	1,320,587	1,320,587
Pro rata share of unconsolidated debt	239,400	—
Pro rata share of consolidated debt	(134,910)	—
Cash and cash equivalents	(78,527)	(78,527)
Total enterprise value	$3,374,707	$3,270,217
Net Debt / Total Enterprise Value	39.9%	38.0%
Preferred Equity / Total Enterprise Value	8.6%	8.8%
Common Equity / Total Enterprise Value	51.5%	53.2%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2013 and 2012
Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended March 31,
	2013	2012
Revenues:
Rooms	$110,413	$94,510
Food and beverage	67,114	62,479
Other hotel operating revenue	22,740	20,125
Lease and other revenue	1,200	1,165
Total revenues	201,467	178,279
Operating Costs and Expenses:
Rooms	33,988	28,576
Food and beverage	54,366	47,393
Other departmental expenses	56,485	49,565
Management fees	6,325	5,616
Other hotel expenses	16,730	13,609
Lease expense	1,176	1,168
Depreciation and amortization	27,218	25,490
Corporate expenses	5,984	13,810
Total operating costs and expenses	202,272	185,227
Operating loss	(805)	(6,948)
Interest expense	(21,486)	(19,605)
Interest income	12	30
Equity in earnings of unconsolidated affiliates	1,345	920
Foreign currency exchange gain (loss)	240	(5)
Other income, net	132	452
Loss before income taxes	(20,562)	(25,156)
Income tax expense	(784)	(465)
Net loss	(21,346)	(25,621)
Net loss attributable to the noncontrolling interests in SHR's operating partnership	87	117
Net loss attributable to the noncontrolling interests in consolidated affiliates	3,852	29
Net loss attributable to SHR	(17,407)	(25,475)
Preferred shareholder dividends	(6,041)	(6,041)
Net loss attributable to SHR common shareholders	$(23,448)	$(31,516)
Basic Loss Per Share:
Net loss attributable to SHR common shareholders	$(0.11)	$(0.17)
Weighted average common shares outstanding	206,981	186,430
Diluted Loss Per Share:
Net loss attributable to SHR common shareholders	$(0.12)	$(0.17)
Weighted average common shares outstanding	218,710	186,430

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2013 and December 31, 2012
Consolidated Balance Sheets
(in thousands, except share data)

	March 31, 2013	December 31, 2012
Assets
Investment in hotel properties, net	$1,960,764	$1,970,560
Goodwill	40,359	40,359
Intangible assets, net of accumulated amortization of $10,972 and $10,812	28,296	30,631
Investment in unconsolidated affiliates	91,490	112,488
Cash and cash equivalents	78,527	80,074
Restricted cash and cash equivalents	67,558	58,579
Accounts receivable, net of allowance for doubtful accounts of $1,609 and $1,602	50,635	45,620
Deferred financing costs, net of accumulated amortization of $8,214 and $7,049	10,410	11,695
Deferred tax assets	2,140	2,203
Prepaid expenses and other assets	53,201	54,208
Total assets	$2,383,380	$2,406,417
Liabilities, Noncontrolling Interests and Equity
Liabilities:
Mortgages and other debt payable	$1,164,587	$1,176,297
Bank credit facility	156,000	146,000
Accounts payable and accrued expenses	223,975	228,397
Distributions payable	6,041	—
Deferred tax liabilities	47,720	47,275
Total liabilities	1,598,323	1,597,969
Noncontrolling interests in SHR’s operating partnership	7,123	5,463
Commitments and contingencies
Equity:
SHR’s shareholders’ equity:
8.50% Series A Cumulative Redeemable Preferred Stock ($0.01 par value per share; 4,148,141 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $105,907 and $103,704 in the aggregate)	99,995	99,995
8.25% Series B Cumulative Redeemable Preferred Stock ($0.01 par value per share; 3,615,375 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $92,249 and $90,384 in the aggregate)	87,064	87,064
8.25% Series C Cumulative Redeemable Preferred Stock ($0.01 par value per share; 3,827,727 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $97,667 and $95,693 in the aggregate)	92,489	92,489
Common shares ($0.01 par value per share; 350,000,000 common shares authorized; 204,495,534 and 204,308,710 common shares issued and outstanding)	2,045	2,043
Additional paid-in capital	1,723,138	1,730,535
Accumulated deficit	(1,263,334)	(1,245,927)
Accumulated other comprehensive loss	(53,108)	(58,871)
Total SHR’s shareholders’ equity	688,289	707,328
Noncontrolling interests in consolidated affiliates	89,645	95,657
Total equity	777,934	802,985
Total liabilities, noncontrolling interests and equity	$2,383,380	$2,406,417

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2013 and 2012

Investments in Unconsolidated Affiliates
(in thousands)
We have a 36.4% and 50.0% ownership interest in the Hotel del Coronado hotel and the Fairmont Scottsdale Princess hotel, respectively. We account for these investments using the equity method of accounting.

	Three Months Ended March 31, 2013			Three Months Ended March 31, 2012
	Hotel del Coronado	Fairmont Scottsdale Princess	Total	Hotel del Coronado	Fairmont Scottsdale Princess	Total
Total revenues (100%)	$30,330	$30,956	$61,286	$30,843	$26,983	$57,826
Property EBITDA (100%)	$7,874	$9,569	$17,443	$8,219	$8,655	$16,874
Equity in (losses) earnings of unconsolidated affiliates (SHR ownership)
Property EBITDA	$2,864	$4,785	$7,649	$2,819	$4,327	$7,146
Depreciation and amortization	(1,865)	(1,840)	(3,705)	(1,689)	(1,771)	(3,460)
Interest expense	(2,490)	(194)	(2,684)	(2,518)	(203)	(2,721)
Other expenses, net	(16)	(8)	(24)	(23)	(58)	(81)
Income taxes	94	—	94	267	—	267
Equity in (losses) earnings of unconsolidated affiliates	$(1,413)	$2,743	$1,330	$(1,144)	$2,295	$1,151
EBITDA Contribution:
Equity in (losses) earnings of unconsolidated affiliates	$(1,413)	$2,743	$1,330	$(1,144)	$2,295	$1,151
Depreciation and amortization	1,865	1,840	3,705	1,689	1,771	3,460
Interest expense	2,490	194	2,684	2,518	203	2,721
Income taxes	(94)	—	(94)	(267)	—	(267)
EBITDA Contribution	$2,848	$4,777	$7,625	$2,796	$4,269	$7,065
FFO Contribution:
Equity in (losses) earnings of unconsolidated affiliates	$(1,413)	$2,743	$1,330	$(1,144)	$2,295	$1,151
Depreciation and amortization	1,865	1,840	3,705	1,689	1,771	3,460
FFO Contribution	$452	$4,583	$5,035	$545	$4,066	$4,611

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2013 and 2012

Investments in Unconsolidated Affiliates (Continued)
(in thousands)

Debt	Interest Rate	Spread over LIBOR	Loan Amount	Maturity (a)
Hotel del Coronado
CMBS Mortgage and Mezzanine	3.85%	365 bp	$475,000	March 2018
Cash and cash equivalents			(5,283)
Net Debt			$469,717
Fairmont Scottsdale Princess
CMBS Mortgage	0.56%	36 bp	$133,000	April 2015
Cash and cash equivalents			(4,413)
Net Debt			$128,587

(a)	Includes extension options.

Caps	Effective Date	LIBOR Cap Rate	Notional Amount	Maturity
Hotel del Coronado
CMBS Mortgage and Mezzanine Loan Caps	March 2013	3.00%	$475,000	March 2015
Fairmont Scottsdale Princess
CMBS Mortgage Loan Cap	June 2011	4.00%	$133,000	December 2013

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2013 and 2012

Leasehold Information
(in thousands)

	Three Months Ended March 31,
	2013	2012
Marriott Hamburg:
Property EBITDA	$1,396	$1,400
Revenue (a)	$1,200	$1,165

Lease expense	(1,176)	(1,168)
Less: Deferred gain on sale-leaseback	(51)	(51)
Adjusted lease expense	(1,227)	(1,219)

EBITDA contribution from leasehold	$(27)	$(54)

Security Deposit (b):	March 31, 2013	December 31, 2012
Marriott Hamburg	$2,436	$2,507

(a)	For the three months ended March 31, 2013 and 2012, Revenue for the Marriott Hamburg hotel represents lease revenue.

(b)	The security deposit is recorded in prepaid expenses and other assets on the consolidated balance sheets.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2013

Non-GAAP Financial Measures
We present five non-GAAP financial measures that we believe are useful to management and investors as key measures of our operating performance: Funds from Operations (FFO); FFO—Fully Diluted; Comparable FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA); and Comparable EBITDA.
EBITDA represents net income (or loss) attributable to SHR common shareholders excluding: (i) interest expense, (ii) income taxes, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; (iii) depreciation and amortization; and (iv) preferred stock dividends. EBITDA also excludes interest expense, income taxes and depreciation and amortization of our unconsolidated affiliates. EBITDA is presented on a full participation basis, which means we have assumed conversion of all redeemable noncontrolling interests of our operating partnership into our common stock. We believe this treatment of noncontrolling interests provides useful information for management and our investors and appropriately considers our current capital structure. We also present Comparable EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks, as well as the effect of gains or losses on sales of assets, early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and certain other charges that are highly variable from year to year. We believe EBITDA and Comparable EBITDA are useful to management and investors in evaluating our operating performance because they provide management and investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help management and investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA and Comparable EBITDA as measures in determining the value of acquisitions and dispositions.
We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, with the exception of impairment of depreciable real estate. NAREIT adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding losses or gains from sales of depreciable property, impairment of depreciable real estate, real estate-related depreciation and amortization, and our portion of these items related to unconsolidated affiliates. We also present FFO—Fully Diluted, which is FFO plus income or loss on income attributable to redeemable noncontrolling interests in our operating partnership. We also present Comparable FFO, which is FFO—Fully Diluted excluding the impact of any gains or losses on early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and certain other charges that are highly variable from year to year. We believe that the presentation of FFO, FFO—Fully Diluted and Comparable FFO provides useful information to management and investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization. We also present Comparable FFO per diluted share as a non-GAAP measure of our performance. We calculate Comparable FFO per diluted share for a given operating period as our Comparable FFO (as defined above) divided by the weighted average of fully diluted shares outstanding, excluding shares related to the JW Marriott Essex House Hotel put option. Dilutive securities may include shares granted under share-based compensation plans and operating partnership units. No effect is shown for securities that are anti-dilutive.
We caution investors that amounts presented in accordance with our definitions of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA should not be considered as an alternative measure of our net income (or loss) or operating performance. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net income (or loss) attributable to SHR common shareholders. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. We have provided a quantitative reconciliation of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA to the most directly comparable GAAP financial performance measure, which is net income (or loss) attributable to SHR common shareholders.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2013 and 2012

Reconciliation of Net Loss Attributable to SHR Common Shareholders to EBITDA and Comparable EBITDA
(in thousands)

	Three Months Ended March 31,
	2013	2012
Net loss attributable to SHR common shareholders	$(23,448)	$(31,516)
Depreciation and amortization	27,218	25,490
Interest expense	21,486	19,605
Income taxes	784	465
Noncontrolling interests	(87)	(117)
Adjustments from consolidated affiliates	(3,554)	(1,257)
Adjustments from unconsolidated affiliates	6,316	6,682
Preferred shareholder dividends	6,041	6,041
EBITDA	34,756	25,393
Realized portion of deferred gain on sale-leaseback	(51)	(51)
Foreign currency exchange (gain) loss (a)	(240)	5
Adjustment for Value Creation Plan	—	7,939
Comparable EBITDA	$34,465	$33,286

(a)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2013 and 2012

Reconciliation of Net Loss Attributable to SHR Common Shareholders to
Funds From Operations (FFO), FFO—Fully Diluted and Comparable FFO
(in thousands, except per share data)

	Three Months Ended March 31,
	2013	2012
Net loss attributable to SHR common shareholders	$(23,448)	$(31,516)
Depreciation and amortization	27,218	25,490
Corporate depreciation	(131)	(265)
Realized portion of deferred gain on sale-leaseback	(51)	(51)
Noncontrolling interests adjustments	(127)	(133)
Adjustments from consolidated affiliates	(1,641)	(667)
Adjustments from unconsolidated affiliates	3,706	3,764
FFO	5,526	(3,378)
Redeemable noncontrolling interests	40	16
FFO—Fully Diluted	5,566	(3,362)
Non-cash mark to market of interest rate swaps	(3,044)	(1,530)
Foreign currency exchange (gain) loss (a)	(240)	5
Adjustment for Value Creation Plan	—	7,939
Comparable FFO	$2,282	$3,052
Comparable FFO per fully diluted share	$0.01	$0.02
Weighted average diluted shares (b)	209,895	188,787

(a)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

(b)	Excludes shares related to the JW Marriott Essex House Hotel put option.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2013

Debt Summary
(dollars in thousands)

Debt	Interest Rate	Spread (a)	Loan Amount	Maturity (b)
Marriott London Grosvenor Square (c)	1.61%	110 bp (c)	$106,475	October 2013
North Beach Venture	5.00%	Fixed	1,476	January 2014
Bank credit facility	3.20%	300 bp	156,000	June 2015
Four Seasons Washington, D.C.	3.35%	315 bp	130,000	July 2016
Westin St. Francis	6.09%	Fixed	212,677	June 2017
Fairmont Chicago	6.09%	Fixed	94,496	June 2017
JW Marriott Essex House Hotel	4.75%	400 bp	190,000	September 2017
Hyatt Regency La Jolla (d)	4.50% / 10.00%	400 bp / Fixed	89,463	December 2017
InterContinental Miami	3.70%	350 bp	85,000	July 2018
Loews Santa Monica Beach Hotel	4.05%	385 bp	110,000	July 2018
InterContinental Chicago	5.61%	Fixed	145,000	August 2021
			$1,320,587

(a)
Spread over LIBOR (0.20% at March 31, 2013). Interest on the JW Marriott Essex House Hotel loan is subject to a 0.75% LIBOR floor. Interest on the Hyatt Regency La Jolla loan is subject to a 0.50% LIBOR floor.

(b)	Includes extension options.

(c)	Principal balance of £70,040,000 at March 31, 2013. Spread over three-month GBP LIBOR (0.51% at March 31, 2013).

(d)	Interest on $72,000,000 is payable at LIBOR plus 4.00%, subject to a 0.50% LIBOR floor, and interest on $17,463,000 is payable at a fixed rate of 10.00%.
Domestic and European Interest Rate Swaps

Swap Effective Date	Fixed Pay Rate Against LIBOR	Notional Amount	Maturity
February 2010	4.90%	$100,000	September 2014
February 2010	4.96%	100,000	December 2014
December 2010	5.23%	100,000	December 2015
February 2011	5.27%	100,000	February 2016
	5.09%	$400,000

Swap Effective Date	Fixed Pay Rate Against GBP LIBOR	Notional Amount	Maturity
October 2007	5.72%	£70,040	October 2013
Future scheduled debt principal payments (including extension options) are as follows:

Years ending December 31,	Amount
2013	115,161
2014	15,348
2015	172,246
2016	150,661
2017	548,979
Thereafter	318,192
$1,320,587

Percent of fixed rate debt including U.S. and European swaps	74.0%
Weighted average interest rate including U.S. and European swaps (e)	6.41%
Weighted average maturity of fixed rate debt (debt with maturity of greater than one year)	3.96

(e) Excludes the amortization of deferred financing costs and the amortization of the interest rate swap costs.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2013

Portfolio Data
Portfolio at March 31, 2013
(dollars in thousands)

Hotel	Location	Number of Rooms	% of Total Rooms	% of QTR March 2013 Property EBITDA	QTR March 2013 Property EBITDA
United States:
Westin St. Francis	San Francisco, CA	1,195	14%	11%	$4,625
InterContinental Chicago	Chicago, IL	792	10%	(4)%	(1,540)
Hotel del Coronado (a)	Coronado, CA	757	9%	7%	2,864
Fairmont Chicago	Chicago, IL	687	8%	(2)%	(969)
Fairmont Scottsdale Princess (b)	Scottsdale, AZ	649	8%	12%	4,785
InterContinental Miami	Miami, FL	641	8%	20%	8,181
JW Marriott Essex House Hotel (c)	New York, NY	510	6%	(3)%	(1,348)
Hyatt Regency La Jolla (d)	La Jolla, CA	419	5%	4%	1,486
Ritz-Carlton Laguna Niguel	Dana Point, CA	396	5%	11%	4,473
Marriott Lincolnshire Resort	Lincolnshire, IL	389	5%	(1)%	(245)
Loews Santa Monica Beach Hotel	Santa Monica, CA	342	5%	6%	2,545
Ritz-Carlton Half Moon Bay	Half Moon Bay, CA	261	3%	2%	666
Four Seasons Washington, D.C.	Washington, D.C.	222	3%	7%	2,749
Four Seasons Silicon Valley	East Palo Alto, CA	200	2%	4%	1,498
Four Seasons Jackson Hole	Teton Village, WY	124	1%	9%	3,797
Total United States		7,584	92%	83%	33,567
Mexican:
Four Seasons Punta Mita Resort	Punta Mita, Mexico	173	2%	11%	4,626
Total Mexican		173	2%	11%	4,626
Total North American		7,757	94%	94%	38,193
European:
Marriott Hamburg (e)	Hamburg, Germany	278	3%	N/A	N/A
Marriott London Grosvenor Square	London, England	237	3%	6%	2,503
Total European		515	6%	6%	2,503
		8,272	100%	100%	$40,696

(a)
We account for this investment under the equity method of accounting and record equity in earnings of the unconsolidated affiliate in our consolidated statements of operations. Property EBITDA has been calculated based on our 36.4% ownership interest.

(b)
We account for this investment under the equity method of accounting and record equity in earnings of the unconsolidated affiliate in our consolidated statements of operations. Property EBITDA has been calculated based on our 50.0% ownership interest.

(c)	On September 14, 2012, we purchased a 51.0% controlling interest in the entity that owns the JW Marriott Essex House Hotel and consolidate this hotel for reporting purposes.

(d)	We own a 53.5% controlling interest in the entity that owns the Hyatt Regency La Jolla hotel and consolidate this hotel for reporting purposes.

(e)	We sublease this property and have not included it in the percentage of Property EBITDA calculation.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Four Quarters Ended March 31, 2013
Seasonality by Geographic Region
(dollars in thousands)

Same store property revenues have been adjusted to show hotel performance on a comparable quarter-over-quarter basis. Adjustments include (i) exclusion of the unconsolidated Hotel del Coronado and Fairmont Scottsdale Princess hotel and (ii) presentation of the hotels without regard to either ownership structure or leaseholds. Acquisition property and the related date of purchase is as follows: JW Marriott Essex House Hotel (September 14, 2012).

United States Hotels (as of March 31, 2013)
Acquisition property revenues - 1 Property and 510 Rooms
Same store property revenues - 12 Properties and 5,668 Rooms

	Three Months Ended
	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	Total
Acquisition property revenues (a)	$—	$3,838	$24,625	$16,084	$44,547
Acquisition property revenues (b)	23,377	15,719	—	—	39,096
Same store property revenues	182,367	185,409	176,516	163,892	708,184
Total pro forma revenues	$205,744	$204,966	$201,141	$179,976	$791,827
Pro forma seasonality %	26.0%	25.9%	25.4%	22.7%	100.0%

Mexican Hotel (as of March 31, 2013)
Same store property revenues - 1 Property and 173 Rooms

	Three Months Ended
	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	Total
Same store property revenues	$8,153	$3,755	$11,261	$13,106	$36,275
Same store seasonality %	22.5%	10.4%	31.0%	36.1%	100.0%

North American Hotels (as of March 31, 2013)
Acquisition property revenues - 1 Property and 510 Rooms
Same store property revenues - 13 Properties and 5,841 Rooms

	Three Months Ended
	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	Total
Acquisition property revenues (a)	$—	$3,838	$24,625	$16,084	$44,547
Acquisition property revenues (b)	23,377	15,719	—	—	39,096
Same store property revenues	190,520	189,164	187,777	176,998	744,459
Total pro forma revenues	$213,897	$208,721	$212,402	$193,082	$828,102
Same store seasonality %	25.8%	25.2%	25.7%	23.3%	100.0%

European Hotels (as of March 31, 2013)
Same store property revenues - 2 Properties and 515 Rooms

	Three Months Ended
	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	Total
Same store property revenues	$15,303	$15,849	$15,727	$11,647	$58,526
Same store seasonality %	26.1%	27.1%	26.9%	19.9%	100.0%

(a) Acquisition property revenues for our period of ownership
(b) Acquisition property revenues prior to our period of ownership

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2013 and 2012

Operating Statistics by Geographic Region
The Total United States portfolio is derived from our hotel portfolio at March 31, 2013, consisting of all properties located in the United States, including the JW Marriott Essex House Hotel and 100% of the operations of the Hotel del Coronado and the Fairmont Scottsdale Princess hotel. The Total North American portfolio includes the Total United States portfolio and the Four Seasons Punta Mita Resort. Adjustments to the same store portfolios are the (i) exclusion of unconsolidated Hotel del Coronado and Fairmont Scottsdale Princess hotel, (ii) exclusion of the JW Marriott Essex House Hotel for the three months ended March 31, 2013 and 2012 and (iii) presentation of the hotels without regard to either ownership structure or leaseholds.
Total United States Hotels (as of March 31, 2013)
15 Properties
7,584 Rooms

	Three Months Ended March 31,
	2013	2012	Change
ADR	$270.76	$256.16	5.7%
Average Occupancy	68.1%	68.7%	(0.6)	pts
RevPAR	$184.41	$175.89	4.8%
Total RevPAR	$352.05	$337.41	4.3%
Property EBITDA Margin	18.0%	17.2%	0.8	pts
Total North American Hotels (as of March 31, 2013)
16 Properties
7,757 Rooms

	Three Months Ended March 31,
	2013	2012	Change
ADR	$280.36	$263.44	6.4%
Average Occupancy	67.9%	68.2%	(0.3)	pts
RevPAR	$190.35	$179.57	6.0%
Total RevPAR	$362.93	$343.98	5.5%
Property EBITDA Margin	18.9%	17.8%	1.1	pts
Same Store North American Hotels (as of March 31, 2013)
13 Properties
5,841 Rooms

	Three Months Ended March 31,
	2013	2012	Change
ADR	$265.73	$248.23	7.0%
Average Occupancy	66.2%	67.5%	(1.3)	pts
RevPAR	$175.99	$167.60	5.0%
Total RevPAR	$335.95	$320.18	4.9%
Property EBITDA Margin	18.0%	17.8%	0.2	pts
Same Store European Hotels (as of March 31, 2013)
2 Properties
515 Rooms

	Three Months Ended March 31,
	2013	2012	Change
ADR	$240.82	$255.03	(5.6)%
Average Occupancy	74.1%	77.5%	(3.4)	pts
RevPAR	$178.44	$197.56	(9.7)%
Total RevPAR	$251.29	$266.24	(5.6)%
Property EBITDA Margin	33.5%	34.3%	(0.8)	pts

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2013 and 2012

Selected Financial and Operating Information by Property
(in thousands, except operating information)
The following tables present selected financial and operating information by property for the three months ended March 31, 2013 and 2012. Property EBITDA reflects property net operating income or loss plus depreciation and amortization.

	Three Months Ended March 31,
UNITED STATES HOTELS:	2013	2012	Change
FAIRMONT CHICAGO
Selected Financial Information:
Total revenues	$9,340	$10,638	(12.2)%
Property EBITDA	$(969)	$(346)	(180.1)%
Selected Operating Information:
Rooms	687	687	—
Average occupancy	52.6%	52.8%	(0.2)	pts
ADR	$166.24	$177.61	(6.4)%
RevPAR	$87.41	$93.79	(6.8)%
Total RevPAR	$151.06	$170.17	(11.2)%

FAIRMONT SCOTTSDALE PRINCESS
Selected Financial Information (Amounts below are 100% of operations, of which SHR owns 50% as of March 31, 2013 and 2012, respectively):
Total revenues	$30,956	$26,983	14.7%
Property EBITDA	$9,569	$8,655	10.6%
Selected Operating Information:
Rooms	649	649	—
Average occupancy	84.9%	77.9%	7.0	pts
ADR	$292.79	$292.12	0.2%
RevPAR	$248.52	$227.49	9.2%
Total RevPAR	$529.98	$456.88	16.0%

FOUR SEASONS JACKSON HOLE
Selected Financial Information:
Total revenues	$14,068	$11,784	19.4%
Property EBITDA	$3,797	$2,773	36.9%
Selected Operating Information:
Rooms	124	124	—
Average occupancy	74.5%	74.2%	0.3	pts
ADR	$654.92	$554.45	18.1%
RevPAR	$487.73	$411.22	18.6%
Total RevPAR	$1,260.61	$1,044.32	20.7%

FOUR SEASONS SILICON VALLEY
Selected Financial Information:
Total revenues	$8,164	$7,363	10.9%
Property EBITDA	$1,498	$1,459	2.7%
Selected Operating Information:
Rooms	200	200	—
Average occupancy	76.3%	69.0%	7.3	pts
ADR	$317.01	$315.46	0.5%
RevPAR	$241.78	$217.67	11.1%
Total RevPAR	$453.53	$404.54	12.1%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2013 and 2012

	Three Months Ended March 31,
	2013	2012	Change
FOUR SEASONS WASHINGTON, D.C.
Selected Financial Information:
Total revenues	$14,444	$13,528	6.8%
Property EBITDA	$2,749	$1,888	45.6%
Selected Operating Information:
Rooms	222	222	—
Average occupancy	64.4%	68.1%	(3.7)	pts
ADR	$573.94	$478.65	19.9%
RevPAR	$369.67	$326.02	13.4%
Total RevPAR	$722.90	$669.63	8.0%

HOTEL DEL CORONADO
Selected Financial Information (Amounts below are 100% of operations, of which SHR owns 36.4% and 34.3% as of March 31, 2013 and 2012, respectively):
Total revenues	$30,330	$30,843	(1.7)%
Property EBITDA	$7,874	$8,219	(4.2)%
Selected Operating Information:
Rooms	757	757	—
Average occupancy	59.8%	65.0%	(5.2)	pts
ADR	$333.74	$314.88	6.0%
RevPAR	$199.61	$204.77	(2.5)%
Total RevPAR	$445.17	$447.73	(0.6)%

HYATT REGENCY LA JOLLA
Selected Financial Information:
Total revenues	$8,546	$8,765	(2.5)%
Property EBITDA	$1,486	$1,771	(16.1)%
Selected Operating Information:
Rooms	419	419	—
Average occupancy	70.2%	71.3%	(1.1)	pts
ADR	$171.18	$166.15	3.0%
RevPAR	$120.13	$118.48	1.4%
Total RevPAR	$226.61	$229.88	(1.4)%

INTERCONTINENTAL CHICAGO
Selected Financial Information:
Total revenues	$10,806	$11,430	(5.5)%
Property EBITDA	$(1,540)	$(784)	(96.4)%
Selected Operating Information:
Rooms	792	792	—
Average occupancy	53.6%	59.2%	(5.6)	pts
ADR	$146.95	$145.95	0.7%
RevPAR	$78.83	$86.39	(8.8)%
Total RevPAR	$151.59	$158.59	(4.4)%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2013 and 2012

	Three Months Ended March 31,
	2013	2012	Change
INTERCONTINENTAL MIAMI
Selected Financial Information:
Total revenues	$20,716	$18,086	14.5%
Property EBITDA	$8,181	$7,088	15.4%
Selected Operating Information:
Rooms	641	641	—
Average occupancy	90.0%	87.0%	3.0	pts
ADR	$239.82	$209.86	14.3%
RevPAR	$215.93	$182.60	18.3%
Total RevPAR	$359.10	$310.05	15.8%

JW MARRIOTT ESSEX HOUSE HOTEL
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$16,084	N/A	N/A
Property EBITDA	$(1,348)	N/A	N/A
Selected Operating Information (This table includes statistical information only for our period of ownership. For the three months ended March 31, 2012, average occupancy was 67.8%, ADR was $320.95, RevPAR was $217.72 and Total RevPAR was $317.49.):

Rooms	510	N/A	N/A
Average occupancy	77.1%	N/A	N/A
ADR	$343.55	N/A	N/A
RevPAR	$264.78	N/A	N/A
Total RevPAR	$338.79	N/A	N/A

LOEWS SANTA MONICA BEACH HOTEL
Selected Financial Information:
Total revenues	$11,746	$12,180	(3.6)%
Property EBITDA	$2,545	$2,895	(12.1)%
Selected Operating Information:
Rooms	342	342	—
Average occupancy	81.2%	86.0%	(4.8)	pts
ADR	$307.53	$292.90	5.0%
RevPAR	$249.63	$252.01	(0.9)%
Total RevPAR	$381.62	$391.38	(2.5)%

MARRIOTT LINCOLNSHIRE RESORT
Selected Financial Information:
Total revenues	$6,827	$5,994	13.9%
Property EBITDA	$(245)	$(639)	61.7%
Selected Operating Information:
Rooms	389	389	—
Average occupancy	44.8%	48.2%	(3.4)	pts
ADR	$126.50	$121.07	4.5%
RevPAR	$56.62	$58.32	(2.9)%
Total RevPAR	$188.71	$183.43	2.9%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2013 and 2012

	Three Months Ended March 31,
	2013	2012	Change
RITZ-CARLTON HALF MOON BAY
Selected Financial Information:
Total revenues	$11,534	$11,846	(2.6)%
Property EBITDA	$666	$1,316	(49.4)%
Selected Operating Information:
Rooms	261	261	—
Average occupancy	55.4%	57.9%	(2.5)	pts
ADR	$352.31	$343.32	2.6%
RevPAR	$195.31	$198.61	(1.7)%
Total RevPAR	$491.00	$498.74	(1.6)%

RITZ-CARLTON LAGUNA NIGUEL
Selected Financial Information:
Total revenues	$17,753	$15,802	12.3%
Property EBITDA	$4,473	$3,645	22.7%
Selected Operating Information:
Rooms	396	396	—
Average occupancy	61.0%	59.0%	2.0	pts
ADR	$367.66	$345.48	6.4%
RevPAR	$224.19	$203.98	9.9%
Total RevPAR	$498.11	$438.50	13.6%

WESTIN ST. FRANCIS
Selected Financial Information:
Total revenues	$29,950	$31,968	(6.3)%
Property EBITDA	$4,625	$5,825	(20.6)%
Selected Operating Information:
Rooms	1,195	1,195	—
Average occupancy	74.2%	77.2%	(3.0)	pts
ADR	$227.83	$226.50	0.6%
RevPAR	$169.15	$174.76	(3.2)%
Total RevPAR	$278.47	$293.97	(5.3)%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2013 and 2012

	Three Months Ended March 31,
MEXICAN HOTEL:	2013	2012	Change
FOUR SEASONS PUNTA MITA RESORT
Selected Financial Information:
Total revenues	$13,106	$9,930	32.0%
Property EBITDA	$4,626	$3,216	43.8%
Selected Operating Information:
Rooms	173	173	—
Average occupancy	58.3%	46.4%	11.9	pts
ADR	$773.71	$734.45	5.3%
RevPAR	$451.36	$340.47	32.6%
Total RevPAR	$841.78	$630.75	33.5%

EUROPEAN HOTELS:
MARRIOTT HAMBURG
Selected Financial Information:
Total revenues	$4,467	$4,680	(4.6)%
Property EBITDA	$1,396	$1,400	(0.3)%
Selected Operating Information:
Rooms	278	278	—
Average occupancy	73.9%	74.1%	(0.2)	pts
ADR	$170.28	$180.16	(5.5)%
RevPAR	$125.89	$133.42	(5.6)%
Total RevPAR	$178.52	$185.01	(3.5)%

MARRIOTT LONDON GROSVENOR SQUARE
Selected Financial Information:
Total revenues	$7,181	$7,797	(7.9)%
Property EBITDA	$2,503	$2,875	(12.9)%
Selected Operating Information:
Rooms	237	237	—
Average occupancy	74.3%	81.5%	(7.2)	pts
ADR	$323.17	$334.87	(3.5)%
RevPAR	$240.09	$272.80	(12.0)%
Total RevPAR	$336.65	$361.52	(6.9)%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2013 and 2012

Reconciliation of Property EBITDA to EBITDA
(in thousands)

	Three Months Ended March 31,
	2013		2012
Hotel	Property EBITDA	EBITDA	Property EBITDA	EBITDA
Fairmont Chicago	$(969)	$(969)	$(346)	$(346)
Fairmont Scottsdale Princess (a)	9,569	—	8,655	—
Four Seasons Jackson Hole	3,797	3,797	2,773	2,773
Four Seasons Silicon Valley	1,498	1,498	1,459	1,459
Four Seasons Washington, D.C.	2,749	2,749	1,888	1,888
Hotel del Coronado (a)	7,874	—	8,219	—
Hyatt Regency La Jolla	1,486	1,486	1,771	1,771
InterContinental Chicago	(1,540)	(1,540)	(784)	(784)
InterContinental Miami	8,181	8,181	7,088	7,088
JW Marriott Essex House Hotel (b)	(1,348)	(1,348)	—	—
Loews Santa Monica Beach Hotel	2,545	2,545	2,895	2,895
Marriott Lincolnshire Resort	(245)	(245)	(639)	(639)
Ritz-Carlton Half Moon Bay	666	666	1,316	1,316
Ritz-Carlton Laguna Niguel	4,473	4,473	3,645	3,645
Westin St. Francis	4,625	4,625	5,825	5,825
Four Seasons Punta Mita Resort	4,626	4,626	3,216	3,216
Marriott Hamburg (c)	1,396	24	1,400	(3)
Marriott London Grosvenor Square	2,503	2,503	2,875	2,875
	$51,886	$33,071	$51,256	$32,979
Adjustments:
Corporate expenses		(5,984)		(13,810)
Interest income		12		30
Equity in earnings of unconsolidated affiliates		1,345		920
Foreign currency exchange gain (loss)		240		(5)
Other income, net		132		452
Noncontrolling interest in consolidated affiliates		3,852		29
Adjustments from consolidated affiliates		(3,554)		(1,257)
Adjustments from unconsolidated affiliates		6,316		6,682
Other adjustments		(674)		(627)
EBITDA		$34,756		$25,393

(a)
We account for these properties under the equity method of accounting. Therefore, EBITDA related to our interest in these properties is reflected in adjustments from unconsolidated affiliates. Property EBITDA represents 100% of revenue and expenses generated by these properties.

(b)	On September 14, 2012, we purchased a 51% controlling interest in this hotel.

(c)
We have a leasehold interest in and sublease this property. Therefore, EBITDA represents the lease revenue less the lease expense recorded in our statements. Property EBITDA represents the revenue less expenses generated by the property.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2013 and 2012

Reconciliation of Property EBITDA to Comparable EBITDA
(in thousands)

	Three Months Ended March 31, 2013
	Property EBITDA	Adjustments	Comparable EBITDA
Urban Hotels:
Fairmont Chicago	$(969)	$—	$(969)
Four Seasons Silicon Valley	1,498	—	1,498
Four Seasons Washington, D.C.	2,749	—	2,749
Hyatt Regency La Jolla	1,486	(691)	795
InterContinental Chicago	(1,540)	—	(1,540)
InterContinental Miami	8,181	—	8,181
JW Marriott Essex House Hotel	(1,348)	661	(687)
Westin St. Francis	4,625	—	4,625
Total Urban Hotels	14,682	(30)	14,652
Resorts:
Fairmont Scottsdale Princess	9,569	(4,792)	4,777
Four Seasons Jackson Hole	3,797	—	3,797
Four Seasons Punta Mita Resort	4,626	—	4,626
Hotel del Coronado	7,874	(5,026)	2,848
Loews Santa Monica Beach Hotel	2,545	—	2,545
Marriott Lincolnshire Resort	(245)	—	(245)
Ritz-Carlton Half Moon Bay	666	—	666
Ritz-Carlton Laguna Niguel	4,473	—	4,473
Total Resorts	33,305	(9,818)	23,487
European Hotels:
Marriott Hamburg	1,396	(1,423)	(27)
Marriott London Grosvenor Square	2,503	—	2,503
Total European Hotels	3,899	(1,423)	2,476
	$51,886	$(11,271)	$40,615

	% of QTR Comparable EBITDA
Urban Hotels	36%
Resorts	58%
European Hotels	6%
Total	100%

Total North American Urban Hotels (as of March 31, 2013)
8 Properties
4,666 Rooms
	Three Months Ended March 31,
	2013	2012	Change
ADR	$241.32	$226.57	6.5%
Average Occupancy	69.3%	69.6%	(0.3)	pts
RevPAR	$167.28	$157.58	6.2%
Total RevPAR	$280.06	$274.39	2.1%
Property EBITDA Margin	12.4%	11.2%	1.2	pts

Total North American Resorts (as of March 31, 2013)
8 Properties
3,091 Rooms
	Three Months Ended March 31,
	2013	2012	Change
ADR	$342.47	$322.61	6.2%
Average Occupancy	65.7%	66.1%	(0.4)	pts
RevPAR	$225.15	$213.09	5.7%
Total RevPAR	$487.98	$450.04	8.4%
Property EBITDA Margin	24.4%	24.0%	0.4	pts

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2013

2013 Guidance
(in millions, except per share data)

	Year Ended December 31, 2013
Operational Guidance	Low Range	High Range
North American same store Total RevPAR growth (a)	4.0%	6.0%
North American same store RevPAR growth (a)	5.0%	7.0%

(a)	Includes North American hotels which are consolidated in our financial results, but excludes the JW Marriott Essex House Hotel, which was acquired in 2012.

	Year Ended December 31, 2013
Comparable EBITDA Guidance	Low Range	High Range
Net loss attributable to common shareholders	$(49.8)	$(34.8)
Depreciation and amortization	117.3	117.3
Interest expense	93.8	93.8
Income taxes	1.1	1.1
Noncontrolling interests	—	—
Adjustments from consolidated affiliates	(15.5)	(15.5)
Adjustments from unconsolidated affiliates	24.3	24.3
Preferred shareholder dividends	24.2	24.2
Realized portion of deferred gain on sale-leasebacks	(0.2)	(0.2)
Other adjustments	(0.2)	(0.2)
Comparable EBITDA	$195.0	$210.0

	Year Ended December 31, 2013
Comparable FFO Guidance	Low Range	High Range
Net loss attributable to common shareholders	$(49.8)	$(34.8)
Depreciation and amortization	116.5	116.5
Realized portion of deferred gain on sale-leasebacks	(0.2)	(0.2)
Noncontrolling interests	(0.1)	—
Adjustments from consolidated affiliates	(7.9)	(7.9)
Adjustments from unconsolidated affiliates	14.9	14.9
Other adjustments	(3.3)	(3.3)
Comparable FFO	$70.1	$85.2
Comparable FFO per diluted share	$0.33	$0.40